Exhibit 10.5

Contract No. MA-13781

RESTATED SECURITY AGREEMENT

                THIS RESTATED SECURITY AGREEMENT, dated as of and effective as of December ___, 2003 (this “Security Agreement”), among K-SEA TRANSPORTATION PARTNERS L.P., a Delaware limited partnership (“K-Sea LP” or “Parent Company”), K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership (“K-Sea OLP” or “Shipowner”), and the UNITED STATES OF AMERICA (the “United States”), represented by the Secretary of Transportation, acting by and through the Maritime Administrator (the “Secretary”), pursuant to Title XI of the Act.

RECITALS

                WHEREAS:

                A.            K-Sea Transportation LLC, a Delaware limited liability company (“K-Sea LLC”), and EW Holding Corp., a New York corporation (“EW Holding”), are parties to that certain Security Agreement, Contract No. MA-13781, dated June 7, 2002, as amended by Security Agreement Amendment No. 1 dated June 27, 2003 and Security Agreement Amendment No. 2 dated June 27, 2003 by and among K-Sea LLC, EW Holding and the Secretary (the “Original Security Agreement”);

                B.            As set forth in the Recitals to the Original Security Agreement, K-Sea LLC and EW Holding have previously authorized the issuance of obligations designated “United States Government Guaranteed Ship Financing Obligations, K-Sea Series 2002-1, 2002-2, 2002-3 and 2002-4” (the “Obligations”) in an aggregate principal amount of Forty Million Four Hundred Forty-One Thousand United States Dollars ($40,441,000) (generally referred to as the “Title XI Financing”) to finance a portion of the cost of construction of DBL 101 (O.N. 1119760), DBL 81 (O.N. 1132231), DBL 82 (O.N. 1137538), and Hull No. 422, to be known as DBL 102 (the “Vessels” and each, a “Vessel”);

                C.            With the Secretary’s consent and in connection with the initial public offering of common units representing limited partner interests in K-Sea LP on the date hereof and all transactions and agreements contemplated or incidental thereto, including the execution of the Contribution, Conveyance and Assumption Agreement dated as of December __, 2003 (the “Contribution Agreement”) by and

among K-Sea LLC, EW Holding, K-Sea Acquisition Corp., a Delaware corporation (“K-Sea Acquisition”), and K-Sea Transportation Corp., a New York corporation (“K-Sea Transportation”), and collectively with K-Sea LLC, EW Holding, and K-Sea Acquisition, the “Original K-Sea Entities”), K-Sea Investors L.P., a Delaware limited partnership, K-Sea LP and K-Sea OLP and the performance of the terms and transactions set forth in the Contribution Agreement (collectively, the “MLP Transaction”), by assumption, merger and operation of law K-Sea LP and K-Sea OLP simultaneously herewith have succeeded to substantially all of the interests and obligations of the Original K-Sea Entities including, without limitation, the Obligations, the documents and instruments referenced in the Secretary’s action dated December __, 2003 by the Secretary with respect to the MLP Transaction (the “Secretary’s Consent”), and the Vessels;

D.            Simultaneously with the closing of the MLP Transaction and the execution of this Security Agreement, each of the Delivered Vessels is being transferred to K-Sea OLP and documented in the name of K-Sea OLP under the laws of the United States, subject to the Mortgage;

                E.             Simultaneously with the closing of the MLP Transaction and the execution of this Security Agreement, K-Sea LP and K-Sea OLP are entering into the Restated Title XI Reserve Fund and Financial Agreement with the United States with respect to the Title XI Financing;

                F.             The Secretary, K-Sea LP and K-Sea OLP wish to amend and restate the Original Security Agreement in order to reflect the transactions described above and to obtain the consent of the United States, acting by and through the Secretary (as required by the terms of Article VIII of the Original Security Agreement), to such transactions; and

                G.            The parties hereto desire to amend and restate the Original Security Agreement in its entirety.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.           Assumption and Consent

                SECTION 1.  Assumption of Original Security Agreement.  Pursuant to Section 8.01(b) of the Original Security Agreement, K-Sea LP and K-Sea OLP, jointly and severally, hereby expressly assume all of the respective former, present and future obligations, duties, right, title and interest of K-Sea LLC and EW Holding in and to the Original Security Agreement, as amended and restated hereby, together with all documents and instruments evidencing any such obligations, duties, right, title and interest thereto, and K-Sea LP and K-Sea OLP expressly agree, jointly and severally, specifically to perform all of the respective agreements and obligations of K-Sea LLC and EW Holding under the Original Security Agreement as amended and restated hereby.  For the avoidance of doubt, pursuant to Section 8.01(b) of the Original Security Agreement, K-Sea LP and K-Sea OLP expressly assume (i) the payment of the principal of (and premium, if any) and interest on the Outstanding Obligations in accordance with the terms of the Obligations, (ii) the payment of the principal of and interest on the Secretary’s Note and (iii) the performance of the agreements of K-Sea LLC and EW Holding in the Indenture, the Original Security Agreement as amended and restated hereby, the Mortgage and any related document.

                SECTION 2.  Secretary’s Consent.  The United States, acting through the Secretary, (i) having by the Secretary’s Consent acknowledged, consented and agreed to the MLP Transaction, (ii) having by the Secretary’s Consent acknowledged, consented and agreed that K-Sea LP and K-Sea OLP and their direct and indirect subsidiaries, together with each of the Original K-Sea Entities, may enter into such documents, agreements or instruments that are reasonably related to the MLP Transaction, and (iii) having granted all consents necessary to be obtained under the Title XI Financing, including without limitation, the Secretary’s consent as required under Article VIII of the Original Security Agreement, hereby (a) releases each of K-Sea LLC and EW Holding from the Original Security Agreement, and (b) agrees that from and after the date hereof the Original Security Agreement shall be superseded in all respects by this Security Agreement.

ARTICLE II.         Amendments and Restatement

                The Original Security Agreement hereby is amended and restated in its entirety as follows:

                SECTION 1.  Concerning these Special and General Provisions.  This Security Agreement shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1 of this Security Agreement and incorporated herein by reference.  In the event of any conflict, or inconsistency between the Special Provisions of this Security Agreement and Exhibit 1, the Special Provisions shall control.

SECTION 2.  Rules of Interpretation and Definitions.

(a)           For all purposes of this Security Agreement, unless otherwise expressly provided or unless the context otherwise requires, the terms used herein and defined in Schedule X to this Security Agreement or by reference therein to other instruments shall have the respective meanings stated in said Schedule X or such other instruments.

(b)           All references to the Security Agreement contained in any documents delivered under or pursuant to the Original Security Agreement, including without limitation Schedule X to the Original Security Agreement, shall be construed as references to the Original Security Agreement as amended and restated by the terms of this Security Agreement, as it may be further amended from time to time.

                (c)           All references in the General Provisions to “Shipowner” and “Shipowner’s” shall be deemed to mean K-Sea LP and K-Sea OLP, provided, however, where the context refers to the Shipowner solely in its capacity as shipowner of any Vessel, such reference shall be deemed to mean and refer to K-Sea OLP alone.

                SECTION 3.  Additions, Deletions and Amendments to the General Provisions.  The following additions, deletions and amendments are hereby made to the General Provisions of this Security Agreement:

(a)           Concerning Section 2.01.  Section 2.01(a)(2) is hereby amended and restated as follows:

“(2)  the Shipowner had and has legal power and authority to enter into and carry out the terms of the Amended Guarantee Commitment, the Obligations, the Indenture, the Security Agreement, the Secretary’s Note, the Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 101), the Assumption of Mortgage, Security Agreement and Secretary’s Note (OLP DBL 81, DBL 82), the Mortgage, the Additional Mortgage, the Financial Agreement, the Depository Agreement, the Termination of Depository Agreement (Segregated Account) and the Acknowledgement regarding Bareboat Charters (the “Documents”).”

A new Section 2.01(a)(6) is hereby added, the text of which shall read as follows:

“(6)  except for liens created in accordance with the terms of the Revolving Credit Facility and such liens relating to the vessels listed therein together with insurances, freights, hires and other proceeds of such vessels, there exists no current lien or encumbrance on the cash flow of K-Sea LP and the Shipowner for the benefit of CIT or any other Person, and such liens do not conflict with the Security.”

A new Section 2.01(d) is hereby added, the text of which shall read as follows:

“(d)  Partnership Covenants.  [Each Partnership hereby covenants that, so long as any Outstanding Obligations remain or any principal or interest remains due under the Secretary’s Note:

(1)           If an event of dissolution occurs to either Partnership, such Partnership shall promptly reconstitute itself as a limited partnership;

(2)           No modifications or amendments to each Partnership’s partnership agreement shall be made without the Secretary’s prior written consent;

(3)           No change of the name or location of either Partnership shall be made without the Secretary’s prior written consent;

(4)           Except as approved by the Secretary’s Consent, no merger of either Partnership or sale or disposition of assets or either Partnership inconsistent with the Documents shall be made without the Secretary’s prior written consent; and

(5)           No election to terminate or to dissolve either Partnership shall be made without the Secretary’s prior written consent.]”

(b)           Concerning Section 2.02.  Section 2.02(a) is hereby amended and restated as follows:

“(a)  Title to and Possession of the Vessels.  On each Delivery Date for a Vessel, the Shipowner represents and warrants that as of such Delivery Date, it or its predecessor in interest lawfully owns such Vessel free from any liens, encumbrances, security interests, charges, or rights in rem (subject only to (1) the equity of the Shipyard under the Construction Contract, if any, (2) liens on any undelivered Vessel which the Shipyard is obligated to discharge under the Construction Contract, (3) any security interest subordinated to the Secretary’s security interest permitted under the Special Provisions hereof, (4) the Secretary’s rights hereunder, and (5) the liens permitted by paragraph (d)(3) of this Section). The Shipowner shall, for the Secretary’s benefit, warrant and defend the title to, and possession of, each Vessel and every part thereof against the claims and demands of all Persons whomsoever.”

Section 2.02(d)(1) is hereby amended by deleting the first sentence therein and adding to the end of the second sentence: “and the Shipyard lien, if any, for the remaining unpaid balance of the contract price for such Vessel.”

(c)           Concerning Section 2.03(a)(2).  Section 2.03(a)(2) is hereby amended by replacing “five (5%)” with “two and one-half (2.5%)”.

(d)           Concerning Section 2.05.  In connection with Section 2.05(b)(3) and the last paragraph of Section 2.05(e), the maximum amount of self-insurance permitted to the Shipowner under the last paragraph thereof shall be Two Hundred Fifty Thousand United States Dollars ($250,000) per accident, and in connection with clause (ii) of the initial paragraph of Section 2.05(c), the Secretary shall permit payment of losses up to the amount of Two Hundred Fifty Thousand United States Dollars ($250,000) to be made directly to the Shipowner under the circumstances therein.

Section 2.05(c) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have assumed” in the introductory paragraph thereof.

Section 2.05(c)(1)(C) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have assumed”.

Section 2.05(c)(3)(C) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have assumed”.

Section 2.05(e)(2)(A) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have assumed” in the second paragraph thereof.

(e)           Concerning Section 2.07.  Section 2.07(b) is hereby amended and restated as follows:

“(b)         The Shipowner shall promptly pay all amounts it receives by reason of such requisition, seizure, forfeiture, termination or total loss (“Loss Event”) to the Secretary if such Loss Event occurs to a Vessel that has been delivered.”

Section 2.07(c)(3) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have assumed”.

                (f)            Concerning Section 2.08.  The notice in Section 2.08(c) shall read as follows with respect to each Vessel:

“NOTICE OF MORTGAGE”

“This Vessel is owned by K-SEA OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the “Shipowner”), and is covered by a First Preferred Fleet Mortgage in favor of the United States of America, under authority of Chapter 313, Title 46 of the United States Code.  Under the terms of said Fleet Mortgage neither the Shipowner, any charterer, the master or agent of this Vessel nor any other person has any right, power or authority to create, incur or permit to be placed or imposed upon this Vessel any lien whatsoever other than statutory liens incident to current operations that are subordinate to said Fleet Mortgage.”

(g)           Concerning Section 2.12.  Section 2.12(a) is hereby amended and restated as follows:

“(a) If K-Sea LP or the Shipowner is organized as a general partnership, limited partnership, limited liability company or joint venture, then for so long as there is Outstanding Obligations or indebtedness under the Secretary’s Note, the partnership agreement, operating agreement, limited liability agreement, joint venture agreement (or any agreement constituting such an entity) shall not be amended, modified or voluntarily terminated without the Secretary’s prior written consent, except that such partnership agreement, operating agreement, limited liability agreement, joint venture agreement (or any agreement constituting such an entity) may be amended or modified without the Secretary’s consent as set forth in the

Secretary’s Consent or in relation to any addition or removal of a limited partnership of K-Sea LP or the Shipowner.”

(h)           Concerning Section 2.13.  Section 2.13 is hereby amended and restated as follows:

“Partners of Limited Partnerships.  All existing and future partnership agreements of K-Sea LP or the Shipowner shall provide that each partner thereof (each being a “Partner”), upon becoming a Partner, shall agree: (1) that any amounts owed by K-Sea LP or the Shipowner to a Partner with respect to its interest (as that or the equivalent term is used in K-Sea LP’s or the Shipowner’s limited partnership agreement) (the “Distributions”) shall be subordinated to K-Sea LP’s or the Shipowner’s payment of the Secretary’s Note and debts under the Security Agreement, provided that such Distributions may be paid to the extent K-Sea LP or the Shipowner is permitted to pay dividends under the Financial Agreement; (2) that in the event of default by K-Sea LP or the Shipowner under the Security Agreement, the Partner shall be subordinated in its rights to receive any Distribution or to be paid any sums whatsoever by K-Sea LP or the Shipowner until the Secretary has made a full recovery of any and all amounts owed under the Secretary’s Note and the Security Agreement.”

(i)            Concerning Section 2.14.  Section 2.14 is hereby deleted.

(j)            Concerning Section 4.01.  Section 4.01(d) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary assumes”.

(k)           Concerning Section 5.02.  The Secretary has determined that a deposit of six (6) months’ interest on the principal amount deposited in the Escrow Fund is not required.

(l)            Concerning Section 5.03.  Section 5.03(d) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary assumes”.

Section 5.03(g) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have paid the Guarantees or shall have assumed” in the introductory clause and clause (3) thereof.

(m)          Concerning Section 6.01.  Section 6.01(a) is hereby amended by adding at the end thereof the following additional provision:

“Notwithstanding any provisions of this Section 6.01(a) or any other provisions of this Security Agreement to the contrary, in the event of any Payment Default in the payment of any interest or principal with respect to any Obligations of any Series, such Payment Default shall constitute a Default as to all Series for all purposes under this Security Agreement, following which the Secretary may exercise the Secretary’s rights, remedies and privileges as to all Obligations of all such Series.”

Section 6.01(b) is hereby amended by replacing the words “The following shall constitute” with the words “Each of the following events, if continued for the greater period of ninety (90) days after the occurrence of such event or the time specified therein, shall constitute” in the first clause thereof.

Section 6.01(b) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have assumed” in the last clause thereof.

Section 6.01(b)(7) is hereby amended by adding at the end thereof the following additional provision:

“or any payment default by either the Shipowner or K-Sea LP under any of either’s credit or loan arrangements with other lenders;”

Section 6.01(b)(9) is hereby deleted in its entirety.

(n)           Concerning Section 6.02.  Section 6.02 is hereby amended by adding the words “either K-Se LP’s or” after the words “Secretary shall have assumed”.

Section 6.02 is hereby amended by adding at the end thereof the following additional provision:

“Notwithstanding any provisions of this Section 6.02 or any other provisions of this Security Agreement to the contrary, in the event the Secretary shall have (i) been obligated to pay the Guarantees with respect to the Obligations of any Series, (ii) assumed either K-Sea LP’s or the Shipowner’s rights and duties under the Indenture as to the Obligations of any Series, or (iii) assumed either K-Sea LP’s or the Shipowner’s rights and duties under the Obligations of any Series, the Secretary may declare the principal on the Secretary’s Note as to the Obligations of any and all Series and accrued interest thereon to be immediately due and owing and payable.”

(o)           Concerning Section 6.03.  Sections 6.03(a), (b) and (c) are hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall not have assumed”.

Section 6.03(g) is hereby amended by adding the words “either K-Sea LP’s or” after the words “Secretary shall have assumed”.

(p)           Concerning Section 6.04.  Sections 6.04(a) is hereby amended by adding the words “either K-Sea LP’s or” after the words “or the assumption by the Secretary of”.

Section 6.04(b)’s introductory clause is hereby amended by adding the words “either K-Sea LP’s or” after the words “the Secretary’s assumption of”.

(q)           Concerning Section 6.06(c).  Section 6.06(c) is hereby amended by adding the words “either K-Sea LP or” after the words “assumption by the Secretary of the rights and duties of”.

(r)            Concerning Section 8.01.  Section 8.01(a) is hereby amended by adding the words “either K-Sea LP or” before the words “the Shipowner with and into” and before the words “the Shipowner of all or substantially”.

Section 8.01(b) is hereby amended by adding the words “K-Sea LP and” before the words “the Shipowner in the Indenture”.

Section 8.01(d) is hereby deleted in its entirety.

(s)           Concerning Section 8.02.  Section 8.02 is hereby amended by adding the following Section 8.02(b):

“(b) Notwithstanding anything to the contrary herein, limited partners of K-Sea LP or the Shipowner may transfer their limited partner interests pursuant to the terms of their respective partnership agreement to any Person.”

(t)            Concerning Section 9.01.  Subject to Section 9.01 of this Security Agreement, any notice, request, demand, direction, consent, waiver, approval or other communication, when given to a party hereto, shall be addressed to:

Secretary as:	SECRETARY OF TRANSPORTATION
c/o Maritime Administrator
U.S. Department of Transportation
400 Seventh Street, S.W.
Washington, D.C. 20590

Shipowner as:	K-SEA OPERATING PARTNERSHIP L.P.
Attn: Chief Financial Officer
3245 Richmond Terrace
Staten Island, NY 10303

Parent Company as:	K-SEA TRANSPORTATION PARTNERS L.P.
Attn: Chief Financial Officer
3245 Richmond Terrace
Staten Island, NY 10303

Indenture Trustee as:	JPMORGAN CHASE BANK
450 West 33rd Street, 15th Floor
New York, New York 10001
Attention: Institutional Trust Services

                SECTION 4.  Counterparts.  The Security Agreement may be executed in any number of counterparts.  All such counterparts shall be deemed to be originals, and shall together constitute but one and the same instrument.

SECTION 5.  GOVERNING LAW.  THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA, BUT IF THEY ARE INAPPLICABLE THEN IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[signatures on next page]

IN WITNESS WHEREOF, this Restated Security Agreement has been executed by the parties hereto as of the day and year first above written.

K-SEA TRANSPORTATION PARTNERS L.P., by its
general partner K-Sea General Partner L.P., by its general
partner K-Sea General Partner GP LLC

BY:
Name:
Title:

K-SEA OPERATING PARTNERSHIP L.P., by its general
partner K-Sea OLP GP, LLC

BY:
Name:
Title:

UNITED STATES OF AMERICA,
Secretary of Transportation
Maritime Administrator

BY:
Name: Secretary
Title: Maritime Administration

EXHIBITS TO THE RESTATED SECURITY AGREEMENT

Exhibit 1	—	General Provisions Incorporated into the Restated Security Agreement by Reference
Schedule X	—	Schedule of Definitions
Exhibit 2	—	Form of Assumption of Secretary’s Note
Exhibit 3.1	—	Form of Assumption of Mortgage, Security Agreement and Secretary’s Note
Exhibit 3.2	—	Form of Restated First Preferred Fleet Mortgage
Exhibit 3.3	—	Form of Additional Mortgage
Exhibit 4	—	Form of Restated Financial Agreement
Exhibit 5	—	Form of Consent of Shipyard
Exhibit 6	—	Copy of Construction Contract and Amendment No. 1
Exhibit 7	—	Form of Assumption of Construction Contract
Exhibit 8	—	Form of Assumption of Depository Agreement
Exhibit 9	—	Form of Termination of Depository Agreement (Segregated Account)
Exhibit 10	—	Form of Acknowledgement regarding Bareboat Charters

TABLE A

The aggregate Actual Cost of the Vessels as of the date hereof as determined by the Secretary, namely, (i) the amounts paid by or for the account of K-Sea LP and the Shipowner as of the date hereof for the Construction of the Vessels, plus (ii) the amount which K-Sea LP and the Shipowner was on said date obligated under the Construction Contract or otherwise to pay from time to time thereafter for the Construction of the Vessels less the Depreciation of the Vessels as of the date hereof as determined by the Secretary is [_______________________] United States Dollars ($[__________]), both calculated and itemized for each Vessel as follows:

DBL 101 (O.N. 1119760)

	Amount Paid	Amount Obligated To Be Paid	Total
Contract Price	—	[10,372,912]	[10,372,912]
Changes and Extras	—	[250,000]	[250,000]
Owner Furnished Items	—	[167,340]	[167,340]
Engineering & Inspection	—	[87,500]	[87,500]
Net Interest During Construction	—	[873,024]	[873,024]
Estimated Escalation	—	—	—
Estimated Guarantee Fee	—	[712,759]	[712,759]
Total Actual Cost	—	[12,463,535]	[12,463,535]

 DBL 81 (O.N. 1132231)

	Amount Paid	Amount Obligated To Be Paid	Total
Contract Price	—	[8,901,463]	[8,901,463]
Changes and Extras	—	[250,000]	[250,000]
Owner Furnished Items	—	[167,340]	[167,340]
Engineering & Inspection	—	[87,500]	[87,500]
Net Interest During Construction	—	[988,940]	[988,940]
Estimated Escalation	—	—	—
Estimated Guarantee Fee	—	[612,989]	[612,989]
Total Actual Cost	—	[11,008,232]	[11,008,232]

DBL 82 (O.N. 1137538)

	Amount Paid	Amount Obligated To Be Paid	Total
Contract Price	—	[8,696,712]	[8,696,712]
Changes and Extras	—	[250,000]	[250,000]
Owner Furnished Items	—	[171,524]	[171,524]
Engineering & Inspection	—	[87,500]	[87,500]
Net Interest During Construction	—	[934,282]	[934,282]
Estimated Escalation	—	—	—
Estimated Guarantee Fee	—	[575,943]	[575,943]
Total Actual Cost	—	[10,715,961]	[10,715,961]

Hull No. 422 (DBL 102)

	Amount Paid	Amount Obligated To Be Paid	Total
Contract Price	—	[10,168,161]	[10,168,161]
Changes and Extras	—	[250,000]	[250,000]
Owner Furnished Items	—	[171,524]	[171,524]
Engineering & Inspection	—	[87,500]	[87,500]
Net Interest During Construction	—	[731,573]	[731,573]
Estimated Escalation	—	—	—
Estimated Guarantee Fee	—	[624,130]	[624,130]
Total Actual Cost	—	[12,032,888]	[12,032,888]